Exhibit 99.1

INDEMNITY DEPOSIT AGREEMENT

This INDEMNITY DEPOSIT AGREEMENT (the “Agreement”) is entered into effective as of March 29, 2007 (the “Effective Date”) by and between Jocott Enterprises, Inc., a California corporation (“Jocott”), Woodridge Labs, Inc., a Delaware corporation (“Woodridge”) and Nextera Enterprises, Inc., a Delaware corporation (“Nextera” and together with Woodridge, the “Buyer Parties”).

WHEREAS, Jocott and the Buyer Parties are parties to an Asset Purchase Agreement dated as of March 9, 2006 (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, Jocott is required to indemnify the Buyer Parties for certain liabilities, costs and expenses incurred by the Buyer Parties; and

WHEREAS, the Buyer Parties may have certain claims for indemnification under the Purchase Agreement relating to a recall of certain DermaFreeze365™ products sold by Woodridge (the “Recall”); and

WHEREAS, notwithstanding that Jocott is making no admission with respect to any liability it may have for indemnification under the Purchase Agreement with respect to the Recall and may in fact dispute any or all such claims made by the Buyer Parties in connection therewith, Jocott desires to pay certain amounts to the Buyer Parties as a deposit in the event that it is finally determined that Jocott is in fact obligated to indemnify the Buyer Parties for Damages in connection with the Recall.

In consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

1.             Definitions.  All capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Purchase Agreement, unless the context in which such terms appear herein clearly requires a different interpretation.

2.             Deposit.  Jocott agrees to pay as a deposit an amount equal to Five Hundred Thousand Dollars ($500,000) (the “Deposit”) to the Buyer Parties.  The Deposit shall be made by withdrawing such amount from the Escrow Account established pursuant to the Escrow Agreement (“Escrow Agreement”), effective as of March 9, 2006, by and among City National Bank (“Escrow Agent”), the Buyer Parties and Jocott.  Such withdrawal shall be accomplished by delivering a joint instruction letter in the form attached hereto as Exhibit “A” (the “Joint Instruction Letter”) to the Escrow Agent.

3.             Terms of Deposit.  Jocott acknowledges and agrees that the Deposit shall not bear interest and the Buyer Parties may use the Deposit funds to satisfy any liabilities, obligations or other requirements of either or both of the Buyer Parties, whether or not related to the Recall.  At such time that any Claims asserted by the Buyer Parties related to the Recall are finally resolved, whether by settlement or compromise, negotiation, final judgment (including all appeals) in accordance with the procedures set forth in Section 9.4 of the Purchase Agreement (collectively, a “Final Resolution”) (or at such earlier time that it is determined that the Buyer Parties will not make a Claim related to the Recall whether by reason of the parties’ settlement of liability issues relating to the Recall outside the scope of the Purchase Agreement or otherwise), the Deposit shall be applied and/or paid as follows:  (a) if Jocott’s liability for Damages under Section 9.4 of the Purchase Agreement relating to the Recall (the “Recall Liability”) is determined pursuant to a Final Resolution to be $500,000 or less, then the Recall Liability shall be deemed paid by way of set off against the Deposit and the difference between $500,000 and the amount of the Recall Liability shall be:  (A) in the event that the escrow account established pursuant to the Escrow Agreement has not been terminated prior to the date of the Final Resolution, paid by the Buyer Parties to, and deposited in, the Indemnity Escrow Account (as defined in the Escrow Agreement) and shall thereafter be subject to the terms and conditions of the Escrow Agreement; or (B) if the escrow account established pursuant to the Escrow Agreement has been terminated prior to the date of the Final Resolution, paid by the Buyer Parties to Jocott, or (b) if the Recall Liability is greater than $500,000, then the first $500,000 of the Recall Liability shall be deemed paid by way of set off against the Deposit (with the Buyer Parties thereafter having no further obligation to pay any portion of the Deposit back to Jocott) and the balance of the Recall Liability shall be paid first from the Indemnification Holdback Amount and otherwise in accordance with the terms of the Purchase Agreement.

4.             No Admission of Liability.  It is hereby understood and agreed that neither Jocott entering into this Agreement nor Jocott’s payment of the Deposit shall be deemed or construed as an admission of liability of any nature whatsoever arising from or related to the Recall or otherwise.

5.             Governing Law; Entire Agreement; Waiver.  This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California (without reference to applicable principles of choice of law).  This Agreement and the Purchase Agreement, together with all exhibits hereto and thereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.             Multiple Counterparts; Facsimile or Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed by the exchange of facsimile or electronically transmitted signatures to identical counterparts with the same effect as if executed on the same instrument.

7.             Titles; Gender; Invalidity.  The titles, captions or headings of the Sections herein, and the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.  In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by themselves or their respective officers thereunto duly authorized, all as of the day and year first above written.

JOCOTT ENTERPRISES, INC.

By:	/s/ Joe Millin
Name:	Joe Millin
Title:	President

NEXTERA ENTERPRISES, INC.

By:	/s/ Antonio Rodriquez
Name:	Antonio Rodriquez
Title:	CFO

WOODRIDGE LABS, INC.

By:	/s/ Antonio Rodriquez
Name:	Antonio Rodriquez
Title:	CFO

EXHIBIT A

JOINT INSTRUCTION LETTER

March 29, 2007

This JOINT INSTRUCTION LETTER (“Letter”) is delivered to CITY NATIONAL BANK, a national banking association (the “Escrow Agent”), as escrow agent under the Escrow Agreement (“Escrow Agreement”), effective as of March 9, 2006, by and among Escrow Agent, WOODRIDGE LABS, INC., a Delaware corporation (formerly known as W LAB ACQUISITION CORP. and referred to as “Buyer” under the Escrow Agreement), NEXTERA ENTERPRISES, INC., a Delaware corporation (“Parent”), and JOCOTT ENTERPRISES, INC., a California corporation (referred to as “Seller” herein and formerly known as Woodridge Labs, Inc. and referred to as “Seller” under the Escrow Agreement).

Seller and Parent are delivering this Letter to Escrow Agent as a joint written direction pursuant to Section 3(c)(i) of the Escrow Agreement.  Capitalized terms used in this Letter and not defined in this Letter shall have the meanings ascribed to such terms in the Escrow Agreement.

Escrow Agent is hereby instructed to disburse the sum of Five Hundred Thousand Dollars ($500,000.00) (such sum being the “Disbursement”) from the Indemnity Escrow Account to Parent.  No payment of interest, earnings or other income earned with respect to the Disbursement shall accompany such Disbursement.

Payment of the Disbursement shall be made by wire transfer of immediately available funds in accordance with the following instructions:

Thank you for your cooperation with these instructions.

PARENT	SELLER

NEXTERA ENTERPRISES, INC.	JOCOTT ENTERPRISES, INC.

By:	By:
Name:	Name:
Title	Title